Exhibit 10.7



                               Amendment #1 to the
                   American Retirement Corporation 401(k) Plan

Pursuant to Article XVI, Section 16.1, of the Scudder Prototype Plan Document for the American Retirement Corporation 401(k) Plan (the "Plan"), American Retirement Corporation (the "Employer"), hereby amends the adoption agreement, effective October 1, 2003 as follows:

This amendment applies for those employees hired on or after October 1, 2003.

Employees who are employed prior to October 1, 2003 are required to meet the Service Eligibility of 6 months elapsed time Service in effect on their initial date of employment with American Retirement Corporation.

The adoption agreement is amended for the respective sections below:

-------------------------
Method to Determine Service      D.9. Service will be determined for eligibility purposes using the...[check one]:
for Eligibility Purposes:
[Plan Sec. 2.64]                 a. [X] hour count method...[complete as necessary][NOTE: This option should be elected if the hour count method is used to determine
[complete only if a service             Service under any Component.]
requirement is imposed
on participation in one or
more Components]

                                    1. An Employee must complete at least 1,000 [1,000 or less] Hours of Service during an eligibility computation period for it to count as a year of Service.

                                    2. The  eligibility  computation  period  is the  twelve-consecutive  month  period beginning on the Service Commencement Date and each...[check one]:

                                       a. [X] Plan Year beginning after the Service Commencement Date.
                                       b. [ ] anniversary of the Service Commencement Date.

                                    3. An Employee will have satisfied the service requirement as of the...[check one]:

                                       a. [X] end of the eligibility computation period during which
                                       b. [ ] date during the eligibility computation period as of which

                                       ...he/she has completed the required Hours of Service.

                                    4. The hour count method applies to...[check one]:

                                       a. [X] all Employees.
                                       b. [ ] Employees who are...[check each that applies]:

                                         1. [ ] classified as "full-time"
                                         2. [ ] classified as "part-time"
                                         3. [ ] classified as "temporary" or "seasonal"
                                         4. [ ] paid on an hourly-wage basis
                                         5. [ ] paid on a salaried basis
                                         6. [ ] employed with the following Participating Employers
                                                 [specify]:  ___

                                         ...and the elapsed time method applies to all other Employees.

                                 b. [ ] elapsed time method.



-------------------------
Age and Service                  F.2.  For an Employee to participate in the Employee Pre-Tax Component, he/she
Requirements:                          must have attained age...[check one]:
[Plan Sec. 3.1(a)]
                                   a. [X] 21  [21 or less].
                                   b. [ ] N/A - there is no age requirement.

                                 F.3   For an Employee to  participate  in the  Employee  Pre-Tax  Component, he/she must have completed...[check one]:

                                    a. [X] one year of Service (determined under D.9.).
                                    b. [  ] ___ [12 or less] months of Service determined using the elapsed time method (irrespective of the election in D.9.).
                                       [ ] N/A - there is no service requirement.

-------------------------
Age and Service                  I.3.  For an Employee to participate in the Employer Regular Matching Component, he/she
Requirements:                          must have attained age...[check one]:
[Plan Sec. 3.1(a)]
                                    a. [X] 21  [21 or less].
                                    b. [ ] N/A - there is no age requirement.

                                 I.4. For an Employee to participate in the Employer  Regular Matching
                                      Component,  he/she must have completed...[check one]: [NOTE:
                                      If more than one year of Service (12 months of elapsed  time
                                      Service) is required for eligibility,  the Plan must provide for full and immediate  vesting of Employer Regular Matching
                                      Contribution Accounts.]

                                     a. [X] one year of Service  (determined under D.9.).
                                     b. [ ] two years of Service (determined under D.9.).
                                     c. [ ] ___ [24 or less] months of Service determined using the elapsed time method (irrespective of the election in D.9.).
                                     d. [ ] N/A - there is no service requirement.

-------------------------
Age and Service                  J.3. For an Employee to participate in the Employer Regular Profit Sharing Component, he/she
Requirements:                         must have attained age...[check one]:
[Plan Sec. 3.1(a)]
                                     a. [X] 21  [21 or less].
                                     b. [ ] N/A - there is no age requirement.

                                 J.4. For an Employee to participate in the Employer  Regular Profit Sharing
                                      Component,  he/she must have  completed...[check  one]: [NOTE: If more than one year of  Service  (12  months of  elapsed  time  Service)  is required for eligibility, the Plan must provide for full and immediate vesting of Employer Regular Profit Sharing Contribution Accounts.]

                                     a. [X] one year of Service (determined under D.9.).
                                     b. [ ] two years of Service (determined under D.9.).
                                     c. [ ] ___ [24 or less] months of Service determined using the elapsed time method (irrespective of the election in D.9.).
                                     d. [ ] N/A - there is no service equirement.


American Retirement Corporation              Scudder Trust Company

By:/s/ Terry L. Frisby                       By: /s/ Karen A. Kochler
----------------------------------           ----------------------------------

Print Name: Terry L. Frisby                  Print Name: Karen Kochler
----------------------------------           ----------------------------------
Title: Sr. V.P. Human Resources              Title: Clerk
----------------------------------           ----------------------------------
Date: 10/8/03                                Date: 10/20/03
----------------------------------           ----------------------------------

                         AMERICAN RETIREMENT CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN